November 20, 1995






Dear Shareholder:

We are pleased to present your September 30, 1995 annual shareholder's report for the Bailard, Biehl & Kaiser International Fixed-Income Fund. It includes a review of the world's fixed income markets, Fund performance and our outlook for the months ahead.

Performance and Market Review

The global bond markets have performed well since September of last year. Through the end of September, local currency returns ranged from 11.3% in France to 18.5% in Australia. In Europe, the core markets of Germany, France and Denmark dominated the return rankings in the first half of the year on both a local and U.S. dollar basis. The dollar's decline in March added substantially to the core markets' returns and at the same time destabilized the peripheral markets (Spain, Italy and Sweden). In the second half of the fiscal year, the peripheral markets were the best performers. The recovery of the peripheral markets in the second half was related to the recovery of the dollar. As the dollar appreciated against the deutsche mark, the currencies of Spain, Italy and Sweden appreciated as well. In addition, outside factors contributed to good performance in the local bonds. In Spain, speculation regarding an early election in which conservatives were likely to win gave a positive spin to the market. In Sweden and Italy, rumors that the currencies of these two countries would join the exchange rate mechanism drew buyers from the core markets. At the same time, the French market suffered as the fiscal policy failed to meet market expectations for austerity. Japanese bonds gained strongly in the first half of the year in both local and U.S. dollar terms. The strength of the yen attracted investors, despite the low yield, contributing to a 7.1% return from September to March in yen and a 22.7% return in dollars. The local market continued to perform well in the second half of the year returning 6.7%, but the dollar retraced its earlier loss almost entirely, resulting in a second half loss of 7.4% in Japanese bonds in dollar terms.

The Bailard, Biehl & Kaiser International Fixed-Income Fund performed well throughout the year with a total return of 17.3%* for the twelve months ending on September 30th, 1995.

Market Outlook

Looking forward, we expect to see continued good performance over the next six months, particularly in the European markets. The European economies have continued to slow as the year has progressed. Taxes are weighing heavily on the French economy, and are expected to depress both consumer demand and business investment. France may prove to be the weakest economy in Europe over the coming year. The German economy should continue to slow through the end of 1995, but an end to the inventory correction and tax cuts should provide fuel for a consumer lead growth spurt by spring of 1996. We expect yields to continue to decline through the end of the year and into the first quarter of next year as European yields converge with U.S. yields. There is

November 20, 1995
Page Two

currently a 45 basis point spread between ten year yields in Germany and ten year yields in the U.S. Ultimately this spread should approach zero.

In Japan, we expect the economy to remain weak. The continuing banking crisis and the need for structural reform will keep the Japanese economy performing below capacity. Prices have continued to decline over the course of the year. The recent fiscal stimulus package as well as the accommodative stance of the Bank of Japan should stabilize prices over the next couple of quarters, but since the package lacked the necessary reforms, it is likely to fail to bring Japan out of its slump. We expect the Japanese market to be relatively stable. The weak economy should prevent yields from rising, while the expectation of an increased supply of government bonds due to higher expenditures is providing a floor for yields. In addition, the looming risk of a banking system failure keeps a risk premium in the market.

We appreciate the opportunity to manage your international bond investments, and we look forward to continued success in the future. If you have any questions, please feel free to call.

Sincerely,



Peter M. Hill                               Burnice E. Sparks, Jr., CFA
Chairman                                    President



-------------------------

*Average annual total returns for investment periods ended September 30, 1995; 12 months: 17.33%; since inception (10/1/90); 5.49% annualized. These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through September 30, 1993. As of 10/1/94, the Fund began charging a management fee of 0.75%. Actual fees varied during this period. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Fixed-Income Fund will fluctuate so that an investor's shares, when redeemed, may be worth more of less than their original cost. Further historical performance of the Fund can be found in the graph at the end of this report.

B A I L A R D ,   B I E H L   &   K A I S E R
I N T E R N A T I O N A L   F I X E D   -   I N C O M E   F U N D
P O R T F O L I O   O F   I N V E S T M E N T S
S E P T E M B E R   3 0 ,   1 9 9 5

                                                Par Value                       Value

Senior Securities  (95.54%)

Australian Dollar  (1.74%)
        Government of Australia
              10.000%  10/15/02         A$      1,375,000               $       1,126,591

Austrian Schilling  (1.19%)
        Republic of Austria
              6.250%  09/14/03          ATS     7,900,000                         767,295

Belgium Franc  (5.28%)          5.27%
        Government of Belgium
              10.000%  08/02/00         BEF    38,000,000                       1,503,085

        Government of Belgium
              9.000%  03/28/03          BEF    22,000,000                         842,105

        Government of Belgium
              8.750%  06/25/02          BEF    28,000,000                       1,061,946

Total Belgium Franc                                                             3,407,136

British Pound  (8.03%)
        British Telecom Plc
              7.125%  09/15/03         PS       2,000,000                       2,943,135

        United Kingdom Treasury
              9.750%  08/27/02         PS       1,300,000                       2,246,135

Total British Pound                                                             5,189,270

Canadian Dollar  (4.60%)
        Government of Canada
              6.500%  06/01/04          C$      2,200,000                       1,508,706

        KFW International Finance
              10.000%  03/05/01         C$      1,825,000                       1,466,661

Total Canadian Dollar                                                           2,975,367

Danish Kroner  (2.82%)

        Kingdom of Denmark
              8.000%  05/15/03          DKr    10,000,000                       1,825,183

French Franc  (13.76%)

        Government of France (O.A.T.)
              7.750%  04/12/00          FF     12,000,000                       2,526,193



                                Par Value                       Value

French Franc - Continued
        Government of France (O.A.T.)
              6.750%  10/25/03          FF     32,500,000               $       6,369,207

Total French Franc                                                              8,895,400

German Mark  (21.23%)
        Deutsche Bundespost
              6.250%  10/01/03          DM      6,000,000                       4,072,982

        German Federal Republic
              5.750%  08/20/98          DM      3,500,000                       2,509,140

        German Federal Republic
              8.375%  05/21/01          DM      9,200,000                       7,140,270

Total German Mark                                                              13,722,392

Italian Lira  (9.57%)
        American International Group Inc.
              11.700%  12/04/01         ITL 5,500,000,000                       3,485,743

        Government of Italy
              10.500%  04/01/00         ITL 1,600,000,000                         966,432

        Government of Italy
              11.500%  03/01/03         ITL 2,800,000,000                       1,732,387

Total Italian Lira                                                              6,184,562

Japanese Yen  (18.02%)
        Asian Development Bank
              5.625%  02/18/02          yen   235,000,000                       2,815,846

        Autobahnen & Schnellstrassen Fin AG
              6.000%  03/11/00          yen   215,000,000                       2,551,768

        European Investment Bank
              6.625%  03/15/00          yen    99,000,000                       1,203,750

        International Bank For Reconstruction & Development
              4.750%  12/20/04          yen   317,000,000                       3,712,742

        Japan Development Bank
              6.500%  09/20/01          yen   110,000,000                       1,367,500

Total Japanese Yen                                                             11,651,606



                                                Par Value                       Value

Netherlands Guilder  (2.78%)
        Government of Netherlands
              8.500%  03/15/01          NLG     1,900,000               $       1,324,526

        Government of Netherlands
              7.750%  03/01/05          NLG       700,000                         471,475

Total Netherlands Guilder                                                       1,796,001

Spanish Peseta  (3.71%)
        Government of Spain
              7.400%  07/30/99          ESP   240,000,000                       1,762,965

        Government of Spain
              10.300%  06/15/02         ESP    80,000,000                         632,994

Total Spanish Peseta                                                            2,395,959

Swedish Kroner  (2.81%)
        Kingdom of Sweden
              10.250%  05/05/03         SKr    12,000,000                       1,819,547


Total Senior Securities
        (Identified Cost $59,756,218)                                          61,756,309

Short-Term Investments  (2.37%)
        Brown Brothers Harriman & Co.
       (Grand Cayman Branch)
               5.50% Call Account       $       1,534,000                       1,534,000

Total Investments  (97.91%)
        (Identified Cost $61,290,218)                                          63,290,309

Other Assets Less Liabilities  (2.09%)                                          1,349,718

Net Assets  (100%)              100.00%                                $       64,640,027


        Currency Legend:

                       A$      - Australian Dollar              NLG        - Netherlands Guilder
                       ATS     - Austrian Schilling             PS         - British Sterling
                       BEF     - Belgium Franc                  FF         - French Franc
                       C$      - Canadian Dollar                ITL        - Italian Lira
                       DKr     - Danish Kroner                  yen        - Japanese Yen
                       DM      - German Mark                    ESP        - Spanish Peseta
                       SKr     - Swedish Kroner

See Notes to Financials


B A I L A R D ,   B I E H L   &   K A I S E R
I N T E R N A T I O N A L   F I X E D - I N C O M E   F U N D
S T A T E M E N T   O F   A S S E T S  A N D  L I A B I L I T I E S
F O R   T H E   Y E A R   E N D E D   S E P T E M B E R   3 0 ,   1 9 9 5



Assets

Investments, at value
        (Identified cost $61,290,218)                                   $       63,290,309
Foreign currency, at value
         (Identified cost $74,315)                                                  75,189
Cash                                                                                   793
Receivables:
        Interest and recoverable foreign taxes receivable  $ 2,167,788
        Shares of the Fund sold                                  3,133           2,170,921
Prepaid expenses                                                                     6,704

        Total assets                                                            65,543,916

Liabilities

Payables:
        Forward currency contracts open (Note 5)               663,285
        Forward currency contracts offset                       58,549
        Shares of the Fund redeemed                             40,000             761,834
Accrued management fees (Note 3)                                                    36,097
Other accrued expenses                                                             105,958

        Total liabilities                                                          903,889

Net     assets (equivalent  to $8.78 per share,
        representing  the offering and
        redemption price for 7,360,830 shares
        outstanding, 100,000,000 shares authorized)                     $       64,640,027


Net assets consist of:
        Capital paid in                                                 $       75,831,797
        Accumulated net investment income                                        5,239,089
        Accumulated net realized loss on investments
           and foreign currency transactions                                   (17,691,732)
        Unrealized appreciation (depreciation) on:
           Investments                                   $  2,000,091
           Foreign currency                                  (739,218)           1,260,873

                                                                        $       64,640,027
                                                                        ==================

See Notes to Financials

B A I L A R D ,   B I E H L   &   K A I S E R
I N T E R N A T I O N A L   F I X E D - I N C O M E   F U N D
S T A T E M E N T   O F   O P E R A T I O N S
F O R   T H E   Y E A R   E N D E D   S E P T E M B E R   3 0 ,   1 9 9 5




Investment Income
        Interest                                                         $       6,998,025


Expenses
        Advisory fees                                $       768,079
        Custodian fees                                       197,993
        Audit and Legal fees                                  81,002
        Transfer agent fees                                   36,008
        Administrative fees                                   38,130
        Directors' fees and expenses                          16,498
        Insurance                                              7,446
        Printing fees                                          3,001
        Registration fees                                     12,229
        Amortization of deferred organization costs           22,451
        Miscellaneous expenses                                10,020
           Total expenses                                                        1,192,857

           Net investment income                                                 5,805,168


Realized and Unrealized Gain (Loss)
        on Investments and Foreign Currency

        Net realized gain from investments                                      13,483,733
        Net unrealized gain on investments                                       1,750,599

           Net gain on investments                                              15,234,332

        Net realized loss on foreign currency                                   (4,104,103)
        Net unrealized  gain on foreign currency
           and foreign currency denominated assets and
           liabilities                                                             627,058

           Net loss on foreign currency                                         (3,477,045)

           Net gain on investments and foreign currency                         11,757,287
       FOREIGN CURRENCY
        Net increase in net assets resulting from operations            $       17,562,455


See Notes to Financials

B A I L A R D ,  B I E H L  &  K A I S E R
I N T E R N A T I O N A L  F I X E D - I N C O M E  F U N D
S T A T E M E N T  O F  C H A N G E S  I N  N E T  A S S E T S


                                                                  For the year ended
                                                                     September 30,

                                                                1995               1994
Increase (Decrease) in Net Assets

Operations:
        Net investment income                             $   5,805,168       $  9,289,309
        Net realized gain (loss) on investments              13,483,733        (24,406,275)
        Net unrealized gain (loss) on investments             1,750,599         (5,956,040)
        Net realized loss on foreign currency                (4,104,103)       (14,833,174)
        Net unrealized gain on foreign currency and
           foreign currency denominated assets and
           liabilities                                          627,058          4,925,907

        Net increase (decrease) resulting from operations    17,562,455        (30,980,273)

Distributions to shareholders:
        From net investment income                           (5,805,168)        (4,030,548)
        For tax purposes in excess of book
           net investment income                             (1,595,884)             -
        From net realized gains                                   -             (4,128,952)
        Return of capital                                         -             (8,548,576)

        Total distributions                                  (7,401,052)       (16,708,076)

Fund share transactions:
        Proceeds from shares sold                            38,075,626         30,238,536
        Net asset value of shares issued on
           reinvestment of distributions                      5,311,388         13,647,780
        Cost of shares redeemed                            (125,274,300)       (25,316,287)

        Net increase (decrease) resulting
               from Fund share transactions                 (81,887,286)        18,570,029

        Net decrease                                        (71,725,883)       (29,118,320)


Net Assets
        Beginning of year                                   136,365,910        165,484,230
        End of year (including undistributed
           (overdistributed) net investment
           income of $5,239,089 and
           ($229,900), respectively)                 $       64,640,027   $    136,365,910

Number of Fund Shares
        Sold                                                  4,780,250          3,071,155
        Issued on reinvestment of distributions                 651,288          1,389,616
        Redeemed                                            (15,069,674)        (2,720,832)

        Net increase (decrease)                              (9,638,136)         1,739,939

See Notes to Financials

B A I L A R D ,  B I E H L  &  K A I S E R
I N T E R N A T I O N A L  F I X E D - I N C O M E  F U N D
N O T E S  T O  F I N A N C I A L  S T A T E M E N T S



Note 1 - Summary of Significant Accounting Policies
The Bailard, Biehl & Kaiser International Fixed-Income Fund (the "Fund") is a series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

Security Valuation
Investments in securities traded on an exchange or quoted on the over-the-counter market are valued at the last transaction price reported on the principal exchange or market on which the issue is traded, or, if no transaction occurred during the day, at the mean between the current closing bid and asked prices, except U.S. Government obligations which in all cases are stated at the mean between the current closing bid and asked price, as last reported by a pricing service approved by the Board of Directors.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Directors. Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency and translated to U.S. dollars at the current day's exchange rate.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor its exposure to these risks.

Foreign Currency
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

Effective October 1, 1994, the Fund adopted AICPA Statement of Position 93-4, under which the Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts
In connection with purchases and sales of securities denominated in a foreign currency the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

In accordance with AICPA Statement of Position 93-2, the Fund has increased both undistributed net investment income and accumulated net realized loss on investments by $7,056,000, primarily to reflect the reclassification of net realized foreign currency gains ( including realized gains on bonds characterized as foreign currency gains) as a component of net investment income for tax purposes under the Code.

B A I L A R D ,  B I E H L  &  K A I S E R
I N T E R N A T I O N A L  F I X E D - I N C O M E  F U N D
N O T E S  T O  F I N A N C I A L  S T A T E M E N T S


Note 1 - Continued
The tax status of distributions paid to shareholders for the Fund's fiscal year ending September 30, 1995 is determined based on full-year results of operations. The amount of distributions for tax purposes in excess of book net investment income represents amounts paid to shareholders from foreign currency gains reclassified to net investment income under the Code.

At September 30, 1995, the Fund had a capital loss carryforward of approximately $17,193,000, which principally resulted from the deferral under the Code of net capital losses realized during the period from November 1, 1993 to September 30, 1994. These losses may be carried forward through the fiscal year ending September 30, 2003. Additionally, the Fund incurred net capital losses of $325,000 during the period from November 1, 1994 to September 30, 1995 which may be deferred to the Fund's 1996 fiscal year under the Code. These losses will first be used to offset any net capital gain realized during that year, and any remaining net capital loss may be carried forward through the fiscal year ending September 30, 2004.

Other
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

Certain costs incurred in the organization and registration of the Fund were capitalized and amortized under the straight line method over a period of five years.

Note 2 - Purchases and Sales of Securities
For the year ended September 30, 1995, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $146,075,929 and $213,848,959, respectively. Purchases and sales of U.S. Government obligations aggregated $23,388,750 and $22,946,250, respectively.

Note 3 - Management Agreement and Other Transactions with Affiliates
The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services. Under the agreement, the Advisor receives a fee, payable monthly, at the annual rate of 0.75% of the average net assets of the Fund. Advisory fees paid on shares of the Fund owned are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

The Advisor has agreed to reimburse the Fund to the extent that the Fund's operating expenses (as defined) exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of average net assets in excess of $100 million.

Certain officers and directors of the Group are currently officers and directors of the Advisor and receive total compensation from the Group of $500 per year. Each other director is compensated by the Group at the total rate of $6,000 per year plus $1,000 for each meeting of the Board of Directors attended and travel expenses incurred in such meetings.

Note 4 - Unrealized Appreciation (Depreciation) on a Tax Basis
Unrealized appreciation (depreciation) on September 30, 1995, based on the cost of securities of $61,463,496 for federal income tax purposes, consists of the following:

                 Gross unrealized appreciation                                      $    2,373,682
                 Gross unrealized depreciation                                            (546,869)

                 Net unrealized appreciation                                        $    1,826,813


B A I L A R D ,  B I E H L  &  K A I S E R
I N T E R N A T I O N A L  F I X E D - I N C O M E  F U N D
N O T E S  T O  F I N A N C I A L  S T A T E M E N T S
(Continued)


Note 5 - Commitments
At September 30, 1995 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the value of the currency to be delivered by the Fund and the remaining amount is shown as payable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30,1995 were as follows:


         Currency                            Currency            Delivery                Unrealized
         Receivable                        Deliverable              Date        Appreciation/(Depreciation)
         $       2,350,000    (Y)              226,187,500       10/31/95                        $    53,072
                 4,076,014      FF              20,726,534       11/08/95                           (136,524)
                 4,900,000      DM               7,195,748       11/08/95                           (150,357)
                 1,901,535     BEF              58,225,000       11/15/95                            (86,420)
                 2,621,358    (pound)            1,695,739       11/15/95                            (56,265)
                 1,368,801     NLG               2,283,160       11/15/95                            (63,186)
                   663,446      DM                 988,534       11/16/95                            (30,603)
                 2,151,942    (Y)              218,766,450       11/20/95                            (76,040)
                 1,300,000    (Y)              127,608,000       11/20/95                                402
                 1,518,596     ESP             194,760,000       11/21/95                            (50,778)
                 3,581,545     ITL           5,830,755,000       11/21/95                            (12,168)
                 1,514,114      C$               2,055,183       11/22/95                            (14,585)
                 1,934,424     DKr              10,832,773       11/27/95                            (22,858)
                   528,023      A$                 708,280       11/30/95                             (6,206)
                   858,614     SKr               6,051,082       11/30/95                            (10,769)

 Currency Legend:
A$       - Australian Dollar
BEF      - Belgian Franc
C$       - Canadian Dollar
DKr      - Danish Kroner
DM       - German Mark
ESP      - Spanish Peseta

ITL      - Italian Lira
NLG      - Netherlands Guilder
(pound)  - British Sterling
FF       - French Franc
SKr      - Swedish Kroner
(Y)      - Japanese Yen

B A I L A R D ,   B I E H L   &   K A I S E R
I N T E R N A T I O N A L   F I X E D -  I N C O M E   F U N D
F I N A N C I A L   H I G H L I G H T S


For a share outstanding throughout the year:

                                Year ended September 30,(!)

                                                1995(2)         1994(2)         1993            1992            1991

Net Asset Value, Beginning of Year              $8.02           $10.85          $11.29          $10.94          $10.00

   Income from Investment Operations:

      Net Investment Income                      0.47             0.61            0.67            0.85            0.73

      Net Realized/Unrealized Gain (Loss) on
          Securities and Foreign Currency        0.86            (2.39)           0.39            0.53            0.38

      Total from Investment Operations           1.33            (1.78)           1.06            1.38            1.11

   Less Distributions:

      Net Investment Income                     (0.45)           (0.26)          (1.08)          (0.94)          (0.17)
      For Tax Purposes in Excess of Book
           Net Investment Income                (0.12)             -               -               -               -
      Capital Gains                              -              (0.27)           (0.42)          (0.09)            -
      Return of Capital                         -               (0.52)             -               -               -

      Total Distributions                       (0.57)          (1.05)          (1.50)          (1.03)          (0.17)

   Net Asset Value, End of Year                 $8.78           $8.02          $10.85          $11.29           $10.94

   Total Return                                 17.33%          (17.90%)        10.65%          13.57%          11.22%

   Ratios/Supplemental Data:

      Net Assets, End of Year (000's)          $64,640         $136,366      $165,484        $115,628          $91,256

      Ratio of Expenses to Average Net Assets     1.16%           1.12%          0.42%           0.64%           0.53%

      Ratio of Net Investment Income to
         Average Net Assets                       5.66%           5.87%          6.25%           7.37%           7.33%

      Portfolio Turnover Rate                      179%            319%           157%            140%             89%



     (1) On October 1, 1993, the Fund and the Advisor entered into a new Investment Management Agreement pursuant to which the Fund is required to pay certain management fees to the Advisor. Prior to that date, advisory fees were directly charged to clients of Bailard, Biehl & Kaiser, Inc. and the Fund did not pay any management fees. If such directly charged fees were included as Fund expense at an assumed 1% annual rate payable quarterly, pro-forma total return information would be as follows (unaudited): Year Ended September 30,

                                1993            1992            1991

                                9.55%           12.44%          10.12%

     (2) Net investment income per share has been computed on the basis of average shares outstanding before adjustments for book/tax differences. "Distributions for Tax Purposes in Excess of Net Investment Income" represent amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.


B A I L A R D ,  B I E H L  &  K A I S E R
I N T E R N A T I O N A L  F I X E D  -  I N C O M E  F U N D
R E P O R T  O F  I N D E P E N D E N T  A C C O U N T A N T S



To the Shareholders and the Board of Directors of Bailard, Biehl & Kaiser International Fixed-Income Fund


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser
International Fixed-Income Fund (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.) at September 30, 1995, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Boston, Massachusetts
November 17, 1995

                                          [GRAPHIC OMITTED]



                                 ---------------------------------------------------
                                            Average Annual Total Return
                                 ---------------------------------------------------
                                 ------------------------- -------------------------
                                          1 Year                 5 Year (Since
                                                                  Inception)
                                 ------------------------- -------------------------
                                 ------------------------- -------------------------
                                          17.33%                    5.49%
                                 ------------------------- -------------------------


The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Fixed-Income Fund since October 1, 1990. The graph shows the cumulative return of the Bailard, Biehl & Kaiser International Fixed-Income Fund and the Salomon Brothers World Government 10 country, non-U.S. bond index, fully hedged. The index, which measures the performance of the government bonds of ten countries, is given on a fully hedged basis. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Fixed Income Fund would have grown to $13,097 over the five-year period ended September 30, 1995.





     * Total return summary for investment periods ended September 30, 1995, 12 months: 17.33%; 5 years: 5.49% annualized. These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through September 30, 1993. As of 10/1/95, the Fund began charging a management fee of 0.75%. Actual fees varied during this period. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Fixed-Income Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Adviser
 Bailard, Biehl & Kaiser, Inc.
 2755 Campus Drive
 San Mateo, California  94403

Transfer Agent
 Chase Global Funds Services Company
 Boston, Massachusetts

Custodian And Accountant
 Brown Brothers Harriman & Co.
 Boston, Massachusetts

Counsel
 Howard, Rice, Nemerovski, Canady, Falk & Rabkin
 San Francisco, California

Distributor
 BB&K Fund Services, Inc.
 2755 Campus Drive
 San Mateo, California  94403

Independent Accountants
 Price Waterhouse LLP
 Boston, Massachusetts

IRA Custodian
 Chase Manhattan Bank, N.A.
 New York, New York

International Fixed-Income Fund Officers And Trustees
 Peter M. Hill, Chairman, Director
 Burnice E. Sparks, Jr., President, Director
 Tina Thomas, Treasurer
 Janis M. Horne, Secretary
 Shirley L. Clayton, Director
 David B. Shippey, Director
 James C. Van Horne, Director

Investor Services Department
 (800) 882-8383





This report is submitted for the general information of the shareholders of Bailard, Biehl & Kaiser International Fixed-Income Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.